================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (Date of Earliest Event Reported): August 23, 2000 (August 11,
                                     2000)



               clickNsettle.com, Inc. (formerly NAM CORPORATION)
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-21419                  23-2753988
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

          1010 Northern Boulevard
           Great Neck, New York                             11021
          -----------------------                           -----
  (Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (516) 829-4343

================================================================================

Item 5. Other Events.
        ------------

        On August 11, 2000, the Registrant entered into an Advertising Agreement (the "Advertising Agreement") with American Lawyer Media, Inc. ("ALM"), whereby the Registrant issued 184,422 common shares, par value $.001 per share (the "Common Stock") to ALM in exchange for $1 million of advertising and promotional opportunities in national and regional ALM properties. The number of shares issued by the Registrant was calculated as $770,000 divided by $4.1752, the average per share closing price of the Common Stock for the five trading days prior to August 11, 2000. The Offering of the Common Stock was made pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

        Pursuant to the Stock Purchase Agreement dated May 10, 2000 between the Registrant and ISO Investment Holdings, Inc. ("ISO"), ISO is entitled to purchase, upon the same terms, such number of securities to enable it to retain its fully-diluted ownership position in the Registrant after the issuance of shares to ALM. ISO exercised this preemptive right on August 21, 2000 whereby the Registrant issued 18,662 shares of Common Stock to ISO. The total offering price was $77,914.

Item 7. Exhibits.
        --------


                                  EXHIBIT LIST


Exhibit Number     Description
--------------     -----------

     4.1           Stock Purchase Agreement dated May 10, 2000  (1)

     4.3           Advertising Agreement dated August 11, 2000**

--------------------
(1) Incorporated herein in its entirety by reference to the Company's 8-K filed on May 17, 2000.

**      Filed herewith


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                      clickNsettle.com, Inc. (formerly NAM CORPORATION)


                      By: /s/ Roy Israel
                          ------------------------------------------------------
                          Name:  Roy Israel
                          Title: Chief Executive Officer and President



                      By: /s/ Patricia Giuliani-Rheaume
                          ------------------------------------------------------
                          Name:  Patricia Giuliani-Rheaume
                          Title: Chief Financial Officer and Vice President


Date:   August 23, 2000

                             ADVERTISING AGREEMENT

               This ADVERTISING AGREEMENT (the "Agreement") is entered into as of the 11th day of August, 2000 (the "Effective Date") between AMERICAN LAWYER MEDIA, INC., a Delaware corporation with principal offices at 345 Park Avenue South, New York, New York 10010 ("ALM"), and clickNsettle.com, Inc., a Delaware corporation, with principal offices at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021 (the "Advertiser").

                                    RECITALS

               WHEREAS, ALM is an integrated media company that focuses on the professional marketplace and publishes national and regional legal magazines and newspapers.

               WHEREAS, Advertiser is a publicly held company engaged in providing domestic and international arbitration and mediation services.

               WHEREAS, in consideration of ALM's providing Advertiser with certain advertising and promotional services in its publications in accordance with the terms of this Agreement, Advertiser shall pay ALM the consideration set forth in Article IV hereof;

               NOW, THEREFORE, in consideration of the mutual premises, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                 I. DEFINITIONS

               1.     "Advertisements" means Advertiser's advertising material.

               2. "Advertiser Trademarks" means those trademarks, service marks, trade names, brand names, logos, emblems, designations, domain names and indicia of origin, owned, controlled by, or licensed to Advertiser, and for which Advertiser has license rights (including the right to sublicense).

               3. "Affiliate" means, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such specified Person. For purposes of this definition, "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

               4. "Business Day" means any day other than a Saturday, Sunday, or day on which banks in New York City, New York are required to be closed.

               5. "Confidential Information" means (i) any information, in whatever form, designated by a party in writing as confidential, proprietary or marked with words of like import when provided to the other party; and (ii) information orally conveyed if the disclosing party states at the time of the oral conveyance or promptly thereafter that such information is confidential, and such statement of confidentiality is specifically confirmed in writing within fifteen days of such oral conveyance. "Confidential Information" does not include information which: (i) at or prior to the time of disclosure was known to the receiving party through lawful means or through act of a third party that was not known by the receiving party to be unauthorized; (ii) at or after the time at which the disclosure by the disclosing party becomes generally available to the public through no act or omission on the receiving party's part; (iii) is developed by the receiving party independent of any Confidential Information it receives from the disclosing party; or (iv) the receiving party receives from a third Person free to make such disclosure without breach of any legal obligation.

               6. "Market Capitalization" means, as of a particular date, an amount equal to product of (x) the average per share closing price of Advertiser's common stock for the five trading days preceding such date, multiplied by (y) the number of shares of Advertiser's common stock outstanding on such date. As used in the preceding sentence "closing price" means the closing price reported in The Wall Street Journal.

               7. "Person" means any individual, corporation, partnership, firm, joint venture, association or other entity.

               8. "Rate Card" means ALM's standard advertising prices for a given year. The Year 2000 Rate Card is attached as Exhibit A.

                  II. ADVERTISING AND PROMOTIONAL OBLIGATIONS

               1. Advertisement Obligation. During the Term, ALM shall, in accordance with the terms of this Agreement, provide Advertiser with Advertisements having an aggregate total value equal to $1,000,000 (the "Advertising Credit"). ALM shall provide Advertiser with revised and updated Rate Cards promptly as such information becomes available. The value of any Advertisement provided hereunder shall be based upon the prices listed in the Rate Card in effect at the time Advertiser places and thereby purchases the relevant Advertisements. For example, if such Advertisements are scheduled to run a number of times over an extended period, the price thereof is to be determined and set at the price in effect when the order is placed, not the price in effect when the Advertisements are published in the relevant publication.

               2. Advertisement Placement Procedure. ALM shall cause Advertiser's Advertisements to be placed in those ALM publications set forth in Exhibit B (as the same may be amended from time to time by ALM at ALM's reasonable discretion) (each an "ALM Publication") that Advertiser selects, in its sole discretion; provided, however, that Advertiser shall not have the right to spend more than fifty percent of aggregate amount of the Advertising Credit in any one ALM Publication. No publication shall be deleted from Exhibit B unless that publication is discontinued, merged or combined with another publication, sold or otherwise ceases to be published by ALM in its current format. Advertiser (or an ALM representative working in conjunction with Advertiser) shall make a written request (the "Advertising Request") directly to each ALM Publication in which Advertiser wants to place an Advertisement, with a copy of such Advertising Request delivered to ALM in the manner set forth in Section 10.8 of this Agreement, on or before the deadline for that ALM Publication (the "ALM Publication Deadline"). The Year 2000 ALM Publication Deadlines for each ALM Publication are listed in Exhibit C (which may be amended by ALM from time to time in accordance with Section 2.4). ALM shall provide Advertiser with updated and revised ALM Publication Deadlines promptly as such information becomes available. Advertiser shall include in each Advertising Request (a) the name of the ALM Publication requested; (b) the date(s) on which Advertiser wants to place the Advertisement(s); (c) a copy of the Advertisement(s) to be run in substantially the size and format request by Advertiser (in hard copy and electronic file form); (d) the position of the Advertisement(s) within such ALM Publication requested by Advertiser (the "Requested Position"); and (e) a calculation of the value of the Advertisement(s) to be placed in such ALM Publication based on the Rate Card then in effect. ALM and any ALM Publication has the right to reject any of Advertiser's Advertising Requests; provided that, in the event that an Advertising Request is rejected pursuant to this Section 2.2, either ALM or the relevant ALM Publication shall notify Advertiser promptly (but in no event later than seventy-two hours after receipt of the Advertising Request), and Advertiser shall have until the relevant ALM Publication Deadline to make an alternate Advertising Request. Advertiser and ALM shall both act in good faith to provide ALM with an alternative Advertising Request that ALM reasonably deems to be acceptable. In the event that the Advertising Request is accepted, ALM shall promptly deliver to Advertiser written confirmation of ALM's acceptance of the Advertising Request.

               3. Premium Advertiser. ALM shall use commercially reasonable efforts to provide to Advertiser, with respect to each Advertising Request, Advertiser's Requested Position within each ALM Publication; provided, however, that if another advertiser (a "Premium Advertiser") shall pay ALM a cash premium over the rate specified for such Requested Position in the Rate Card then in effect, ALM may give such Premium Advertiser priority over Advertiser for such Requested Position. In the event that a Premium Advertiser offers to pay such a cash premium, ALM shall notify Advertiser promptly (but in no event later than seventy-two hours after receipt of the Advertising Request over which priority is being given), and Advertiser shall have until the relevant ALM Publication Deadline to select an alternate Requested Position.

               4. Additional Publication. In the event that ALM develops any additional publications during the Term (each, a "New ALM Publication") ALM may add such New ALM Publication to Exhibit B and add the ALM Publication Deadline to Exhibit C in which event, Advertiser may place an Advertisement in such New ALM Publication on the same terms and conditions set forth herein, subject to any changes in advertising rates or terms and conditions as ALM may establish for such New ALM Publication which new rates shall be considered part of the Rate Card then in effect.

               5. Quarterly Statements. ALM shall provide to Advertiser calendar quarterly statements showing (i) the amount of the Advertising Credit spent by Advertiser on each of the ALM Publications during the statement period, and (ii) the calculation of the Advertising Credit remaining as of the close of the statement period.

               6. Audit Rights. ALM will maintain accurate books and records which report the value of Advertiser's expenditure of the Advertising Credit and information from which the calculation can be derived. Advertiser may, at its own expense and no more than twice in any twelve month period, examine those books and records during ALM's business hours, and at the ALM address set forth in Section 10.8 (an "Audit"). Advertiser will be required to notify ALM at least ten days before the date of the planned Audit. If any Audit by an independent auditor after consulting with both parties discloses that ALM has failed to accurately account for Advertisements purchased by Advertiser hereunder, then ALM shall promptly make all appropriate adjustments to the cumulative total of Advertisements purchased by Advertiser. In addition, if such independent audit concludes that ALM has overstated the value of Advertisements purchased by Advertiser by more than ten percent, then ALM shall additionally reimburse Advertiser for its direct out-of-pocket expenses (which shall not include services, or the like) incurred in identifying such material overstatement up to a maximum of $5,000 for each such occurrence.

               7. Limitations on Advertisements; Advertisement Copy. The copy of each Advertisement shall be subject to ALM's approval, which approval shall not be unreasonably withheld, and ALM's standard advertising guidelines, which are set forth in Exhibit D (which may be amended from time to time by ALM upon notice to Advertiser). Notwithstanding any acceptance confirmation sent to Advertiser pursuant to Section 2.2, ALM shall have five Business Days after the receipt of the Advertising Request to notify Advertiser of its disapproval of the Advertisement copy contained therein.

               8. Forfeiture. Advertiser shall forfeit any Advertising Credit that Advertiser has not spent as of the expiration of the Term, absent mutual consent between ALM and Advertiser and provided that ALM has made good faith attempts to place all advertising as requested by Advertiser during the Term.

                      III. TRADEMARK LICENSE AND OWNERSHIP

               1. License to ALM. Advertiser hereby grants to ALM, subject to the terms and conditions of this Agreement, a non-exclusive, non-transferable, royalty-free, worldwide license to use, reproduce, display, distribute, modify and adapt the format of the Advertisements and any and all intellectual property or proprietary materials contained therein, including the Advertiser Trademarks, solely in connection with the advertising services provided by ALM hereunder.

               2. Advertiser Ownership. Advertiser shall retain all right, title and interest in and to the Advertisements and any and all intellectual property and proprietary materials contained therein, including the Advertiser Trademarks, subject to the limited license granted to ALM in Section 3.1.

               3. ALM Ownership. Advertiser acknowledges that ALM owns all right, title and interest, throughout the world, in and to the ALM Publications and any and all intellectual property related thereto. Advertiser shall not take any action that is inconsistent with such rights. Advertiser agrees that nothing in this Agreement shall vest in Advertiser or be construed to vest in Advertiser, any right of ownership in or to any ALM Publication or any intellectual property contained therein.

                                IV. COMPENSATION

               1. Equity. In consideration of the Advertising Credit provided to Advertiser hereunder, on the date of this Agreement, Advertiser is issuing to ALM 184,422 fully paid and non-assessable shares (the "Shares") of common stock, par value $0.001 per share (the "Shares"), of Advertiser having an agreed upon aggregate value of $770,000 (the "Total Equity Value") on the date of this Agreement. The Stock is issued to ALM subject to the representations, warranties and agreements contained in Annex A, all of which are expressly incorporated by reference into and made a part of this Agreement.

               2. Cash Commitment. In the event that on the eighteen month anniversary of the date hereof, Advertiser's Market Capitalization is not at least $17,131,190 (that is, 30% greater than the product of (x) $4.175, multiplied by (y) 4,103,279, the number of shares of Advertiser's common stock issued and outstanding as of the date hereof before the issuance of 184,422 shares to ALM), then Advertiser shall purchase at least $250,000 of additional advertising from ALM during the one year period following the second anniversary of the date hereof. Any advertisement purchased by Advertiser pursuant to the preceding sentence shall be purchased on ALM's standard terms and conditions, subject to reasonable negotiations.

                               V. CONFIDENTIALITY

               1. Legal Obligations. Neither party shall disclose the other party's Confidential Information except: (i) the receiving party may disclose Confidential Information to its officers, employees, advisors and subcontractors if such officer, employees, advisors or subcontractors agree to be bound by the provisions of this Article V; (ii) pursuant to any statute, regulation, order, subpoena or document discovery request, including without limitation in publicly filed disclosure documents of the receiving party under federal or state securities laws if deemed reasonably necessary on advice of legal counsel; provided that prior written notice of such disclosure is furnished to the disclosing party as soon as practicable in order to afford it an opportunity to seek a protective order (it being agreed that if the disclosing party is unable to obtain or does not seek a protective order, disclosure of such Confidential Information may be made without liability); (iii) either party may disclose any of the other party's Confidential Information to any third party with the other party's prior written consent, and (iv) either party may disclose the other party's Confidential Information to the extent necessary to perform its obligations under this Agreement.

               2. Return of Information. The receiving party will, at the request of the disclosing party, retrieve all Confidential Information (including from its officers, employees, advisors and subcontractors) and thereafter will (i) promptly return all Confidential Information held or used by the receiving party in whatever form, or (ii) at the discretion of the disclosing party, promptly destroy all such Confidential Information, provided that during the Term, the disclosing party will not make such a request with respect to Confidential Information necessary for the receiving party to perform its obligations hereunder.

                       VI. REPRESENTATIONS AND WARRANTIES

               1. ALM Representations and Warranties. ALM represents and warrants that (i) it has the power and authority to enter into and fully perform this Agreement; and (ii) this Agreement has been duly authorized and is enforceable against ALM in accordance with its terms.

               2.     Advertiser Representations, Warranties and Covenants.
                      ----------------------------------------------------

                      (a) Advertiser represents and warrants that (i) it has the power and authority to enter into and fully perform this Agreement; (ii) this Agreement has been duly authorized and is enforceable against Advertiser in accordance with its terms; and (iii) Advertiser has full and complete rights to grant to ALM the license contained in Section 3.1.

                      (b) Advertiser covenants that (i) use of the Advertisements and any and all of the intellectual property and proprietary materials contained therein, including the Advertiser Trademarks, shall not violate or infringe any rights of any third party or create any liability of ALM to any third party, (ii) the Advertisements shall not contain any matter that is defamatory, deceptive, or that may cause injury or result in damage to any third party; and (iii) Advertiser shall comply with all applicable laws in its performance under this Agreement.

               3. Disclaimer of Implied Representations and Warranties. EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, NEITHER PARTY SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ANY AND ALL SUCH REPRESENTATIONS AND WARRANTIES.

                              VII. INDEMNIFICATION

               Advertiser shall indemnify, hold harmless and defend ALM, its officers, directors, employees and Affiliates from and against any and all suits, damages, costs, losses or expenses (including reasonable attorneys' fees) ("Losses") relating to or arising out of (i) breaches of Advertiser's representations, warranties or covenants contained herein, and (ii) any claims, suits or proceedings brought by third parties against ALM arising out of or relating to the Advertisements, except to the extent that such Losses are caused by ALM's gross negligence or bad faith.

                              VIII. LIMITED REMEDY

               TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALM'S LIABILITY FOR ANY AND ALL CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE RATE CARD VALUE OF THE ADVERTISEMENTS PLACED BY ADVERTISER PRIOR TO AND INCLUDING THE DATE OF BREACH.

                            IX. TERM AND TERMINATION

               1. Term. The term of this Agreement shall commence on the Effective Date and shall continue for a period of two years from the Effective Date, unless terminated earlier as specified in this Agreement or extended in accordance with Section 4.2 (the "Term").

               2. Termination. This Agreement may be terminated prior to the expiration of the Term in the following circumstances:

                      (a) if either party defaults in the performance of any material provision of this Agreement, then the non-defaulting party may give written notice to the defaulting party and if the default is not cured within thirty days from the date of such notice, the Agreement will be terminated. If the non-defaulting party gives such notice and the default is not cured during such thirty day period, then this Agreement shall automatically terminate at the end of such period.

                      (b)     This Agreement shall terminate, without notice,
(i) upon the institution by or against either party of insolvency, receivership, or bankruptcy proceedings or any other proceedings for the settlement of such party's debts, (ii) upon either party's making an assignment for the benefit of creditors, or (iii) upon either party's dissolution or ceasing to do business.

               3. Effect of Termination. Upon any termination of this Agreement, ALM shall immediately return to Advertiser all Licensed Trademarks and Confidential Information of Advertiser in its possession or control, and Advertiser shall immediately return to ALM all Confidential Information of ALM in its possession or control. In no event shall ALM have any obligation to return the Shares.

               4. Survival. Articles III, V, VII and VIII and Sections 2.6, 6.3, and 9.4 shall survive any termination of this Agreement, and Section 4.2 shall survive the termination of this Agreement upon expiration.

                                   X. GENERAL

               1. Assignment. Neither party may assign its rights and obligations under this Agreement, in whole or in part, without the other party's prior written consent, which shall not be unreasonably withheld or delayed. Any attempt to assign such rights and obligations hereunder without such consent shall be deemed null and void. Notwithstanding the foregoing, either party may assign its rights and obligations of this Agreement to an Affiliate, or to any entity that acquires control of that party by purchase of stock, merger or otherwise, or by obtaining all, or substantially all, of that party's assets; provided that, any successor thereafter shall succeed to all of the rights and shall be subject to all of the obligations of its predecessor under this Agreement. Nothing herein shall prohibit ALM from transferring the Shares to any Person as long as ALM shall give Advertiser five (5) business days notice of any such proposed assignment or sale, complies with the Federal Securities laws.

               2. Arbitration. Any dispute arising out or in connection with this Agreement shall be referred to and finally resolved under the Rules of NAM, an affiliate of the Advertiser, New York, NY. ALM shall choose one arbitrator and Advertiser shall choose one arbitrator. The two arbitrators shall jointly choose a final arbitrator who will preside at the hearing by him/herself. None of the arbitrators are required to be on the NAM panel of hearing officers. Fees of the arbitration shall be borne as determined by the arbitrators. Any award rendered will be final and conclusive upon the parties and a judgment thereon may be entered in any court having competent jurisdiction. Both parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved, except where such performance constitutes a portion of the dispute to be arbitrated. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction to obtain a temporary restraining order, preliminary injunction, or other interim relief, as necessary, or to enforce the award of any arbitration hereunder, without breach of this arbitration provision and without any abridgement of the powers of the arbitrator(s). Any arbitration proceeding shall be initiated by written notice from either ALM or Advertiser to the other party. The place of arbitration shall be New York, New York.

               3. Governing Law. This Agreement shall be governed by, enforced, and construed in accordance with the laws of the State of New York, without regard to or application of conflicts of-law rules or principles.

               4. Compliance with Laws. Each party shall comply in all material respects with all laws and regulations applicable to its activities under this Agreement.

               5. Severability. If any provision of this Agreement is held invalid or unenforceable by a court or arbitrator, that provision shall be enforced to the maximum extent permissible, and the other provisions of this Agreement shall remain in full force and effect.

               6. Force Majeure. Neither party will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including act of war, acts of God, earthquake, flood, embargo, riot, sabotage, labor shortage or dispute, or governmental act, provided that the delayed party (i) gives the other party prompt notice of such cause, and (ii) uses its reasonable commercial efforts to correct promptly such failure or delay in performance.

               7. Press Releases; Publicity. Upon execution of this Agreement, the parties agree to cooperate in preparing a joint press release announcing the relationship between them. Each party consents to the other party's use of its name in describing their relationship in such press release. It is understood that no press release shall be released without the prior written consent of both parties, which shall not be unreasonably withheld. In general, neither party, nor any party on such party's behalf, shall publish, distribute or otherwise disseminate any press, release, advertising or publicity material having any reference to the other party or this Agreement, without the prior written consent of the other party.

               8. Notices. Any notice, requests, demands or other communications required or permitted hereunder shall be made in writing and shall be deemed delivered (i) if by hand delivery, upon receipt thereof, (ii) if by certified or registered mail, when received as evidenced by return receipt,
(iii) if by facsimile transmission, upon electronic confirmation thereof; or
(iv) if by overnight courier, upon such delivery as evidenced by receipt of signature. All notice shall be addressed as follows (or such other address as either party may in the future specify in writing to the other party):

To ALM:                                     To Advertiser:

Address:                                    Address:
-------                                     -------
American Lawyer Media, Inc.                 clickNsettle.com, Inc.
345 Park Avenue South                       1010 Northern Boulevard, Suite 336
New York, NY  10010                         Great Neck, NY  11021
Attention: General Counsel                  Attention:  Roy Israel
Phone: (212) 779-9200                       Phone: (516) 829-4343 x144
Fax:  (212) 592-4900                        Fax:  (516) 829-4395

               9. Independent Contractors. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party shall have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

               10. Waiver. No failure of either party to exercise or enforce any of its rights under this Agreement shall act as a waiver of such right.

               11. Entire Agreement. This Agreement and its exhibits (all of which are incorporated herein by reference) are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior or contemporaneous agreements, communications, and understandings (both written and oral) regarding such subject matter. This Agreement may only be modified, or rights under it waived, by a written document executed by both parties.

               12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

AMERICAN LAWYER MEDIA, INC                   CLICKNSETTLE.COM, INC.

By: /s/ Stephen Jacobs                       By: /s/ Roy Israel
    -------------------------------              -------------------------------
Name:   Stephen Jocobs                       Name:   Roy Israel
     ------------------------------               ------------------------------
Title:  V.P.                                 Title:  Pres. & CEO
      -----------------------------                -----------------------------

                                    Annex A
                                    -------

               1. No Short. Neither ALM nor any subsidiary of ALM shall engage in any short selling transactions during the 5 days prior to the closing of the Agreement and during the Term of the Agreement with respect to the Shares, provided, however, nothing contained herein shall prevent ALM's affiliates at any time from conducting their businesses in the ordinary course, including, without limitation, providing financial advisory, investment banking, and financing services to any third party relating to any entity, including Advertiser and/or its assets, liabilities, securities, or securityholders, or from engaging in their ordinary brokerage, asset management, capital markets, sales, research, proprietary and agency trading and similar activities involving any entity, including Advertiser and/or its assets, liabilities, securities, or securityholders, so long as appropriate procedures and protections are in place to assure that the employees of affiliates engaged in such activities do not utilize any confidential information obtained as a result of this Agreement in connection with the conduct of such activities.


               2. Representations and Warranties of the Advertiser. Advertiser hereby represents and warrants to ALM as follows:

                      (i) the authorized capital stock of Advertiser consists of (a) 15,000,000 shares of common stock, (b) 2100 shares of Series A Exchangeable Preferred Stock, and (c) 4,997,900 shares of Preferred Stock not yet designated;

                      (ii) the Shares represent approximately 2% of the total number of shares of common stock of Advertiser outstanding on the date hereof on a fully-diluted basis, after giving effect to the issuance of the Shares hereunder, the conversion, exercise or exchange of all securities of Advertiser convertible into or exercisable or exchangeable for shares of capital stock of Advertiser and all anti-dilution and preemptive rights adjustments that may be required by the issuance of the Shares hereunder;

                      (iii) the Shares are validly issued, fully paid and non-assessable and are being issued in compliance with the registration and qualification requirements of all applicable federal and state securities laws;

                      (iv) no form of general solicitation or general advertising was used by Advertiser or its representatives in connection with the offer or sale of the Shares and, assuming the accuracy of the representation and warranty made by ALM in Section 3 of this Annex A, no registration of the Shares pursuant to the Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Shares to ALM;

                      (v) Advertiser is not party to any agreement which is currently in effect, or by which Advertiser is currently bound, granting any rights to any Person which are inconsistent with the rights granted by Advertiser in this Agreement;

                      (vi) no consents, approvals or authorizations of any Person are required in connection with the execution, delivery and performance of this Agreement or the issuance of the Shares other than those consents, approvals and/or authorizations already obtained by Advertiser, copies of which have been provided to ALM; and

                      (vii) ALM understands that (I) the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to
Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, and will bear the legend set forth below to this effect, and (iii) Advertiser will make a notation on its transfer books to the effect that the Shares shall bear the following legend:

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS. PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               3. Representations and Warranties of ALM. ALM hereby represents and warrants to Advertiser that as of the date hereof, ALM is an "accredited investor" as defined in Rule 501 promulgated as part of Regulation D under the Securities Act of 1933, as amended. ALM is not acquiring the Shares with a view to a distribution or resale of any such securities in violation of any applicable securities laws.

                                   Exhibit A

                                 2000 RATE CARD
                                 --------------


                                                                     Rate
                                                                     ----
NATIONAL PUBLICATIONS
                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
        The American Lawyer
        -------------------
4-Color
                          Full Page       $9,670.00    $8,890.00     $8,390.00      $7,720.00  $6,910.00
                          Half Page       $6,530.00    $6,000.00     $5,660.00      $5,210.00  $4,660.00
      Quarter Page (Horiz./Vertical)      $5,350.00    $4,920.00     $4,660.00      $4,280.00  $3,830.00
               Quarter Page (Square)      $4,780.00    $4,390.00     $4,150.00      $3,820.00  $3,420.00
Black & White
                          Full Page       $7,440.00    $6,840.00     $6,460.00      $5,940.00  $5,320.00
                          Half Page       $4,740.00    $4,350.00     $4,110.00      $3,780.00  $3,390.00
      Quarter Page (Horiz./Vertical)      $3,560.00    $3,280.00     $3,100.00      $2,850.00  $2,540.00
               Quarter Page (Square)      $2,980.00    $2,740.00     $2,580.00      $2,380.00  $2,130.00
Covers
                         Back Cover      $12,750.00   $11,730.00    $11,070.00     $10,180.00  $9,120.00
                       Covers 2 & 3      $11,600.00   $10,670.00    $10,070.00      $9,270.00  $8,300.00



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
     AmLaw 100 & Other Supplements
     -----------------------------
4-Color
                          Full Page      $12,500.00   $11,250.00    $10,000.00      $9,490.00  $9,140.00
                          Half Page       $7,760.00    $6,980.00     $6,210.00      $5,820.00  $5,430.00
      Quarter Page (Horiz./Vertical)      $5,610.00    $5,050.00     $4,490.00      $4,210.00  $3,930.00
               Quarter Page (Square)      $5,330.00    $4,790.00     $4,260.00      $3,995.00  $3,730.00
Black & White
                          Full Page      $10,300.00    $9,270.00     $8,240.00      $7,720.00  $7,210.00
                          Half Page       $5,560.00    $5,010.00     $4,460.00      $4,180.00  $3,900.00
      Quarter Page (Horiz./Vertical)      $3,440.00    $3,090.00     $2,760.00      $2,580.00  $2,410.00
               Quarter Page (Square)      $3,130.00    $2,820.00     $2,500.00      $2,350.00  $2,190.00
Covers
                         Back Cover      $15,000.00   $13,500.00    $12,000.00     $11,390.00 $10,970.00
                       Covers 2 & 3      $14,370.00   $12,940.00    $11,510.00     $10,920.00 $10,520.00



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
            AmLaw Tech
            ----------
4-Color
                          Full Page       $9,670.00    $8,890.00     $8,390.00      $7,720.00  $6,910.00
                          Half Page       $6,530.00    $6,000.00     $5,660.00      $5,210.00  $4,660.00
           Quarter Page (Horizontal)      $5,360.00    $4,920.00     $4,660.00      $4,280.00  $3,830.00
               Quarter Page (Square)      $4,780.00    $4,390.00     $4,150.00      $3,820.00  $3,420.00
Black & White
                          Full Page       $7,440.00    $6,840.00     $6,460.00      $5,940.00  $5,320.00
                          Half Page       $4,740.00    $4,350.00     $4,110.00      $3,780.00  $3,390.00
           Quarter Page (Horizontal)      $3,560.00    $3,280.00     $3,100.00      $2,850.00  $2,550.00
               Quarter Page (Square)      $2,980.00    $2,740.00     $2,580.00      $2,380.00  $2,130.00
Covers
                         Back Cover      $12,750.00   $11,730.00    $11,070.00     $10,190.00  $9,120.00
                       Covers 2 & 3      $11,600.00   $10,670.00    $10,070.00      $9,270.00  $8,300.00



                                            1x           6x           12x           26x          52x
                                            --           --           ---           ---          ---
     The National Law Journal
     ------------------------
4-Color
                          Full Page       $7,930.00    $7,590.00     $7,250.00      $6,770.00  $6,270.00
                        Junior Page       $6,750.00    $5,930.00     $5,640.00      $5,510.00  $5,380.00
                          Half Page       $5,780.00    $5,040.00     $4,800.00      $4,590.00  $4,520.00
                       Quarter Page       $3,730.00    $3,430.00     $3,280.00      $3,180.00  $3,100.00
Black & White
                          Full Page       $6,620.00    $6,270.00     $5,930.00      $5,460.00  $4,960.00
                        Junior Page       $5,430.00    $4,620.00     $4,330.00      $4,200.00  $4,070.00
                          Half Page       $4,460.00    $3,730.00     $3,490.00      $3,280.00  $3,200.00
                       Quarter Page       $2,420.00    $2,120.00     $1,970.00      $1,860.00  $1,790.00
          Technology Resource Guide         $815.00      $685.00       $630.00        $580.00        N/A



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
         Corporate Counsel
         -----------------
4-Color
                          Full Page       $9,930.00    $8,740.00     $8,490.00      $7,650.00  $7,250.00
                          Half Page       $6,610.00    $5,690.00     $5,620.00      $5,120.00  $4,870.00
           Quarter Page (Horizontal)      $5,810.00    $4,670.00     $4,470.00      $4,100.00  $3,920.00
               Quarter Page (Square)      $3,320.00    $4,370.00     $4,180.00      $3,850.00  $3,690.00
Black & White
                          Full Page       $8,300.00    $7,640.00     $7,180.00      $6,340.00  $5,930.00
                          Half Page       $4,980.00    $4,580.00     $4,310.00      $3,810.00  $3,560.00
           Quarter Page (Horizontal)      $3,650.00    $3,360.00     $3,160.00      $2,790.00  $2,610.00
               Quarter Page (Square)      $3,320.00    $3,060.00     $2,870.00      $2,540.00  $2,370.00
Covers
                         Back Cover      $13,330.00   $12,110.00    $12,000.00     $11,390.00 $10,970.00
                       Covers 2 & 3      $12,800.00   $11,530.00    $11,510.00     $10,920.00 $10,520.00



                                            1x           3x           6x
                                            --           --           --
           IP Worldwide
           ------------
4-Color
                          Full Page       $6,300.00    $5,545.00     $4,750.00
                          Half Page       $4,505.00    $4,015.00     $3,550.00
           Quarter Page (Horizontal)      $3,875.00    $3,480.00     $3,145.00
               Quarter Page (Square)      $3,575.00    $3,225.00     $2,900.00
Black & White
                          Full Page       $5,050.00    $4,295.00     $3,500.00
                          Half Page       $3,255.00    $2,765.00     $2,300.00
           Quarter Page (Horizontal)      $2,625.00    $2,230.00     $1,895.00
               Quarter Page (Square)      $2,325.00    $1,975.00     $1,650.00
Covers
                         Back Cover       $7,560.00    $6,425.00     $5,100.00
                       Covers 2 & 3       $7,245.00    $6,160.00     $4,890.00



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
        Law Technology News
        -------------------
4-Color
                          Full Page       $7,260.00    $6,625.00     $5,970.00      $5,790.00  $5,490.00
                        Junior Page       $5,940.00    $5,425.00     $4,830.00      $4,670.00  $4,390.00
                          Half Page       $5,130.00    $4,645.00     $4,030.00      $3,830.00  $3,570.00
                       Quarter Page       $4,030.00    $3,660.00     $3,150.00      $3,030.00  $2,740.00
                   Full Page Spread      $14,520.00   $13,250.00    $11,950.00     $11,570.00 $10,970.00
                      Junior Spread      $11,890.00   $10,850.00     $9,660.00      $9,350.00  $8,790.00
Black & White
                          Full Page       $5,900.00    $5,370.00     $4,770.00      $4,630.00  $4,440.00
                        Junior Page       $4,580.00    $4,160.00     $3,620.00      $3,520.00  $3,340.00
                          Half Page       $3,760.00    $3,390.00     $2,820.00      $2,680.00  $2,510.00
                       Quarter Page       $2,670.00    $2,400.00     $1,940.00      $1,880.00  $1,690.00
                   Full Page Spread      $11,790.00   $10,730.00     $9,530.00      $9,260.00  $8,870.00
                      Junior Spread       $9,610.00    $8,330.00     $7,250.00      $7,040.00  $6,690.00
Covers
                         Back Cover       $8,715.00    $7,575.00     $7,165.00      $6,950.00  $6,590.00
                       Covers 2 & 3       $8,350.00    $7,260.00     $6,865.00      $6,660.00  $6,315.00
Technology Resource Guide
                        Double Unit             N/A    $1,050.00       $830.00        $790.00    $750.00
                        Single Unit             N/A      $590.00       $450.00        $420.00    $400.00



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
   LTN - 2001 Corporate Profiles
   -----------------------------
                       Color Spread       $8,980.00    $8,250.00     $7,560.00      $7,325.00  $6,930.00
                       B & W Spread       $6,300.00    $5,780.00     $5,195.00      $5,060.00  $4,870.00
                        Color/B & W       $7,640.00    $7,015.00     $6,380.00      $6,190.00  $5,900.00



                                            1x           6x           12x           18x          24x
                                            --           --           ---           ---          ---
     LTN - 2000 Buyer's Guide
     ------------------------
4-Color
                          Full Page       $5,110.00    $4,720.00     $4,360.00      $4,180.00  $4,010.00
                  Half Page (Island)      $3,570.00    $3,290.00     $2,975.00      $2,890.00  $2,775.00
              Half Page (Horizontal)      $3,455.00    $3,185.00     $2,890.00      $2,805.00  $2,695.00
                 1/3 Page (Vertical)      $2,705.00    $2,605.00     $2,480.00      $2,330.00  $2,240.00
                 1/6 Page (Vertical)      $2,310.00    $2,090.00     $1,990.00      $1,895.00  $1,800.00
Black & White
                          Full Page       $3,965.00    $3,575.00     $3,215.00      $3,040.00  $2,865.00
                  Half Page (Island)      $2,425.00    $2,145.00     $1,830.00      $1,745.00  $1,630.00
              Half Page (Horizontal)      $2,310.00    $2,040.00     $1,745.00      $1,660.00  $1,550.00
                 1/3 Page (Vertical)      $1,720.00    $1,465.00     $1,340.00      $1,185.00  $1,095.00
                 1/6 Page (Vertical)      $1,165.00      $950.00       $845.00        $750.00    $655.00


                                            1x           4x
                                            --           --
        Diversity & the Bar
        -------------------
4-Color
                      2 Page Spread      $12,095.00    $9,815.00
       Premium Placement (Full Page)      $9,975.00    $7,245.00
      Standard Placement (Full Page)      $7,455.00    $5,775.00
Black & White
                      2 Page Spread      $10,080.00    $7,770.00
      Standard Placement (Full Page)      $6,405.00    $4,725.00


                                              No Frequency Rates Apply - 2 Issues Remaining
                                              ---------------------------------------------
           "L" Magazine
           ------------
4-Color
                             Covers       $7,500.00
                          Full Page       $6,000.00
                          Half Page       $4,800.00
                           1/3 Page       $2,650.00
Black & White
                          Full Page       $4,750.00
                          Half Page       $3,550.00
                           1/3 Page       $2,025.00



REGIONAL PUBLICATIONS

                                            1x           6x           13x           26x          52x
                                            --           --           ---           ---          ---
       New York Law Journal
       --------------------
Broadsheet
                          Full Page       $6,905.00    $6,065.00     $5,325.00      $5,015.00  $4,355.00
                          Half Page       $3,880.00    $3,650.00     $3,175.00      $2,885.00  $2,755.00
                       Quarter Page       $2,285.00    $2,020.00     $1,810.00      $1,555.00  $1,435.00
                           1/8 Page       $1,145.00    $1,010.00       $905.00        $780.00    $720.00
                      Front Page Ad         $910.00      $805.00       $695.00        $545.00    $475.00
                    Agate Line Rate           $5.25        $4.85         $4.20          $3.80      $3.60
Tabloid
                          Full Page       $4,950.00    $4,905.00     $4,860.00      $4,500.00  $4,355.00
                        Junior Page       $2,980.00    $2,635.00     $2,355.00      $1,890.00  $1,700.00
                          Half Page       $2,525.00    $2,375.00     $2,055.00      $1,750.00  $1,630.00
                       Quarter Page       $1,265.00    $1,190.00     $1,070.00        $860.00    $780.00
                           1/8 Page         $700.00      $660.00       $600.00        $480.00    $435.00
Color Charges
           2-Color ($875 additional)
         4-Color ($1,175 additional)



                                            1x           3x           6x             9x          12x
                                            --           --           --             --          ---
     New York Lawyer Magazine
     ------------------------
4-Color
                          Full Page      $10,350.00    $9,000.00     $7,850.00      $7,200.00  $6,620.00
                           2/3 Page       $7,630.00    $7,000.00     $6,370.00      $5,920.00  $5,650.00
                          Half Page       $6,420.00    $5,660.00     $5,020.00      $4,650.00  $4,325.00
                           1/3 Page       $4,850.00    $4,500.00     $4,150.00      $3,900.00  $3,750.00
                 Quarter Page Strip       $4,345.00    $3,900.00     $3,520.00      $3,300.00  $3,110.00
                           1/6 Page       $3,250.00    $3,050.00     $2,850.00      $2,700.00  $2,600.00
Black & White
                          Full Page       $8,975.00    $7,625.00     $6,475.00      $5,825.00  $5,245.00
                           2/3 Page       $6,255.00    $5,625.00     $4,995.00      $4,545.00  $4,275.00
                          Half Page       $5,045.00    $4,285.00     $3,645.00      $3,275.00  $2,950.00
                           1/3 Page       $3,475.00    $3,125.00     $2,775.00      $2,525.00  $2,375.00
                 Quarter Page Strip       $2,970.00    $2,525.00     $2,145.00      $1,925.00  $1,735.00
                           1/6 Page       $1,875.00    $1,675.00     $1,475.00      $1,325.00  $1,225.00



                                            1x           6x           13x           26x          52x
                                            --           --           ---           ---          ---
      Connecticut Law Tribune
      -----------------------
Black & White
                          Full Page       $2,075.00    $1,599.00     $1,312.00      $1,065.00    $965.00
                        Junior Page       $1,699.00    $1,325.00     $1,075.00        $870.00    $762.00
                          Half Page       $1,199.00      $924.00       $750.00        $609.00    $550.00
                       Quarter Page         $688.00      $530.00       $430.00        $352.00    $305.00
                           1/6 Page         $552.00      $425.00       $352.00        $285.00    $252.00
                           !/8 Page         $385.00      $295.00       $242.00        $195.00    $168.00
Color Charges
                  Spot Color (+$225)
             Two+ Insertions (+$200)
                     4-Color (+$800)
                  2x or more (+$700)



                                            1x           6x           13x           26x          52x
                                            --           --           ---           ---          ---
      New Jersey Law Journal
      ----------------------
                          Full Page       $3,570.00    $3,025.00     $2,570.00      $2,015.00  $1,785.00
                        Junior Page       $2,940.00    $2,465.00     $2,125.00      $1,645.00  $1,465.00
                          Half Page       $2,305.00    $1,805.00     $1,510.00      $1,220.00    $935.00
           Quarter Page (Horizontal)      $1,390.00    $1,075.00       $905.00        $735.00    $555.00
             Quarter Page (Vertical)      $1,200.00      $940.00       $790.00        $640.00    $480.00
                           1/8 Page         $640.00      $535.00       $450.00        $365.00    $270.00
                   Full Page Spread       $6,425.00    $5,450.00     $4,620.00      $3,625.00  $3,210.00
                 Junior Page Spread       $5,280.00    $4,435.00     $3,820.00      $2,950.00  $2,640.00
Color Charges
                  Spot Color (+$250)
                     3-Color (+$500)
                     4-Color (+$900)



                                            1x           4x           8x            13x          25x         50x
                                            --           --           --            ---          ---         ---
    Legal Times (Washington, D.C.)
    ------------------------------
                          Full Page       $3,505.00    $2,975.00     $2,570.00      $2,405.00  $2,045.00   $1,755.00
                           3/4 Page       $3,035.00    $2,580.00     $2,400.00      $2,190.00  $1,830.00   $1,520.00
                        Junior Page       $2,620.00    $2,290.00     $2,140.00      $1,920.00  $1,605.00   $1,290.00
                          Half Page       $2,190.00    $1,895.00     $1,805.00      $1,640.00  $1,370.00   $1,095.00
                           1/3 Page       $1,755.00    $1,530.00     $1,445.00      $1,315.00  $1,095.00     $880.00
                       Quarter Page       $1,395.00    $1,240.00     $1,145.00      $1,045.00    $880.00     $695.00
                           1/6 Page       $1,065.00      $930.00       $880.00        $800.00    $680.00     $535.00
                           !/8 Page         $860.00      $755.00       $695.00        $650.00    $555.00     $440.00
                 Junior Page Spread       $4,720.00    $4,120.00     $3,855.00      $3,460.00  $2,890.00     $235.00
                   Full Page Spread       $6,300.00    $5,350.00     $4,760.00      $4,325.00  $3,675.00   $3,150.00
Color Charges
              Earned rate plus $750



                                          1 Week      5 Weeks      13 Weeks       18 Weeks     26 Weeks   52 Weeks
                                          ------      -------      --------       --------     --------   --------
    Daily Report (Atlanta, GA)
    --------------------------
                          Full Page
                 5 Inserts per week       $1,800.00    $1,350.00     $1,170.00        $990.00    $810.00     $630.00
                 3 Inserts per week       $1,890.00    $1,418.00     $1,229.00      $1,040.00    $851.00     $662.00
                  1 Insert per week       $1,980.00    $1,485.00     $1,287.00      $1,089.00    $891.00     $693.00
                        Junior Page
                 5 Inserts per week       $1,200.00      $900.00       $780.00        $660.00    $810.00     $420.00
                 3 Inserts per week       $1,260.00      $945.00       $819.00        $693.00    $851.00     $441.00
                  1 Insert per week       $1,320.00      $990.00       $858.00        $726.00    $594.00     $462.00
                       Quarter Page
                 5 Inserts per week         $595.00      $446.00       $387.00        $327.00    $268.00     $208.00
                 3 Inserts per week         $625.00      $468.00       $406.00        $343.00    $281.00     $218.00
                  1 Insert per week         $655.00      $491.00       $426.00        $360.00    $295.00     $229.00
                           1/8 Page
                 5 Inserts per week         $395.00      $296.00       $257.00        $217.00    $178.00     $138.00
                 3 Inserts per week         $415.00      $311.00       $270.00        $228.00    $187.00     $145.00
                  1 Insert per week         $435.00      $326.00       $283.00        $239.00    $196.00     $152.00



                                            1x           6x           13x           25x          50x
                                            --           --           ---           ---          ---
           Texas Lawyer
           ------------
                          Full Page       $3,285.00    $2,875.00     $2,455.00      $2,175.00  $1,675.00
                        Junior Page       $2,575.00    $2,145.00     $1,925.00      $1,695.00  $1,285.00
                          Half Page       $2,155.00    $1,785.00     $1,595.00      $1,385.00  $1,075.00
                       Quarter Page       $1,395.00    $1,175.00       $995.00        $885.00    $695.00
                           1/6 Page       $1,085.00      $895.00       $785.00        $695.00    $545.00
                           !/8 Page         $845.00      $695.00       $635.00        $565.00    $385.00
                   Full Page Spread       $5,495.00    $4,675.00     $4,185.00      $3,645.00  $2,735.00
   Back Cover (Earned rate plus 20%)
Color Charges
                     2-Color (+$425)
                     4-Color (+$775)



 The Recorder (San Francisco, CA)           1x           5x           13x           26x
 --------------------------------           --           --           ---           ---
                          Full Page       $2,457.00    $1,736.00     $1,468.00      $1,195.00
                        Junior Page       $1,836.00    $1,290.00     $1,098.00        $893.00
  Half Page (Horizontal or Vertical)      $1,269.00      $885.00       $756.00        $610.00
                       Quarter Page         $670.00      $473.00       $405.00        $318.00
                           1/6 Page         $446.00      $312.00       $269.00        $211.00
                           !/8 Page         $343.00      $240.00       $207.00        $162.00
Color Charges
   Spot Color (+$325 for each color)
                     4-Color (+$725)



   The Legal Intellingencer (PA)            1x           7x           13x           26x          39x         52x       100x
   -----------------------------            --           --           ---           ---          ---         ---       ----
                          Full Page       $2,585.00    $2,285.00     $2,185.00      $2,020.00  $1,940.00   $1,680.00 $1,505.00
                        Junior Page       $1,395.00    $1,225.00     $1,150.00      $1,085.00  $1,045.00     $965.00   $850.00
              Half Page (Horizontal)      $1,355.00    $1,190.00     $1,080.00        $995.00    $965.00     $925.00   $750.00
                Half Page (Vertical)      $1,355.00    $1,190.00     $1,080.00        $995.00    $965.00     $925.00   $750.00
                       Quarter Page         $645.00      $560.00       $530.00        $495.00    $485.00     $460.00   $385.00
                           1/6 Page         $475.00      $415.00       $400.00        $375.00    $355.00     $285.00   $270.00
                   Full Page Spread       $4,315.00    $3,695.00     $3,380.00      $2,895.00  $2,780.00   $2,695.00 $2,457.00
Color Charges
                     2-Color (+$235)
                     4-Color (+$470)



      Pennsylvania Law Weekly               1x           7x           13x           26x          39x         52x
      -----------------------               --           --           ---           ---          ---         ---
                          Full Page       $2,620.00    $2,295.00     $2,165.00      $2,040.00  $1,955.00   $1,830.00
                        Junior Page       $1,560.00    $1,360.00     $1,285.00      $1,210.00  $1,170.00   $1,075.00
              Half Page (Horizontal)      $1,440.00    $1,255.00     $1,190.00      $1,120.00  $1,075.00     $980.00
                Half Page (Vertical)      $1,440.00    $1,255.00     $1,190.00      $1,120.00  $1,075.00     $980.00
                       Quarter Page         $730.00      $640.00       $605.00        $560.00    $545.00     $510.00
                           1/6 Page         $590.00      $510.00       $485.00        $455.00    $440.00     $410.00
                   Full Page Spread       $4,260.00    $3,730.00     $3,525.00      $3,310.00  $3,200.00   $2,980.00
Color Charges
                     2-Color (+$235)
                     4-Color (+$470)


     The Philadelphia Lawyer                1x           4x
     -----------------------                --           --
4-Color
                          Full Page       $2,585.00    $2,115.00
                           2/3 Page       $2,190.00    $1,825.00
                          Half Page       $1,600.00    $1,315.00
                           1/3 Page       $1,225.00    $1,025.00
                           1/6 Page         N/A         N/A
                   Full Page Spread       $4,125.00    $3,600.00
                          4th Cover       $4,185.00    $3,450.00
                          2nd Cover       $3,775.00    $3,080.00
                          3rd Cover       $2,970.00    $2,480.00
                      Contents Page       $2,970.00    $2,480.00
Spot Color
                          Full Page       $2,105.00    $1,770.00
                           2/3 Page       $1,820.00    $1,510.00
                          Half Page       $1,325.00    $1,100.00
                           1/3 Page       $1,045.00      $845.00
                           1/6 Page         N/A         N/A
                   Full Page Spread       $3,650.00    $3,240.00
Black & White
                          Full Page       $1,735.00    $1,450.00
                           2/3 Page       $1,520.00    $1,265.00
                          Half Page       $1,055.00      $840.00
                           1/3 Page         $840.00      $620.00
                           1/6 Page         $505.00      $375.00
                   Full Page Spread       $3,330.00    $2,940.00


        Delaware Law Weekly                 1x          13x           26x           39x          52x
        -------------------                 --          ---           ---           ---          ---
                          Full Page       $1,110.00      $945.00       $860.00        $750.00    $675.00
                        Junior Page         $750.00      $645.00       $585.00        $510.00    $460.00
              Half Page (Horizontal)        $700.00      $600.00       $525.00        $450.00    $400.00
                Half Page (Vertical)        $700.00      $600.00       $525.00        $450.00    $400.00
                       Quarter Page         $330.00      $280.00       $260.00        $230.00    $210.00
                           1/6 Page         $245.00      $215.00       $190.00        $170.00    $150.00
                   Full Page Spread       $1,940.00    $1,650.00     $1,505.00      $1,315.00  $1,160.00
Color Charges
                     2-Color (+$235)
                     4-Color (+$470)



  Daily Business Review (Florida)         1 Week     4-12 Weeks   13-25 Weeks   26-51 Weeks    52 Weeks
  -------------------------------         ------     ----------   -----------   -----------    --------
                          Full Page
                 5 Inserts per week       $1,673.00    $1,405.00     $1,238.00      $1,020.00    $619.00
                 3 Inserts per week       $2,091.00    $1,756.00     $1,547.00      $1,276.00    $774.00
                  1 Insert per week       $3,485.00    $2,927.00     $2,579.00      $2,126.00  $1,289.00
                           3/4 Page
                 5 Inserts per week       $1,223.00    $1,027.00       $905.00        $746.00    $453.00
                 3 Inserts per week       $1,529.00    $1,284.00     $1,131.00        $933.00    $566.00
                  1 Insert per week       $2,548.00    $2,140.00     $1,886.00      $1,554.00    $943.00
                             Island
                 5 Inserts per week       $1,167.00      $981.00       $864.00        $712.00    $432.00
                 3 Inserts per week       $1,459.00    $1,226.00     $1,080.00        $890.00    $540.00
                  1 Insert per week       $2,432.00    $2,043.00     $1,800.00      $1,484.00    $900.00
                          Half Page
                 5 Inserts per week         $965.00      $811.00       $714.00        $589.00    $357.00
                 3 Inserts per week       $1,207.00    $1,014.00       $893.00        $736.00    $446.00
                  1 Insert per week       $2,011.00    $1,689.00     $1,488.00      $1,227.00    $744.00
                           1/3 Page
                 5 Inserts per week         $765.00      $642.00       $566.00        $466.00    $283.00
                 3 Inserts per week         $956.00      $803.00       $707.00        $583.00    $354.00
                  1 Insert per week       $1,593.00    $1,338.00     $1,179.00        $972.00    $589.00
                       Quarter Page
                 5 Inserts per week         $528.00      $444.00       $391.00        $322.00    $195.00
                 3 Inserts per week         $660.00      $554.00       $488.00        $403.00    $244.00
                  1 Insert per week       $1,100.00      $924.00       $814.00        $671.00    $407.00
                           1/6 Page
                 5 Inserts per week         $339.00      $285.00       $251.00        $207.00    $125.00
                 3 Inserts per week         $424.00      $356.00       $313.00        $258.00    $157.00
                  1 Insert per week         $706.00      $593.00       $522.00        $431.00    $261.00
                           1/8 Page
                 5 Inserts per week         $275.00      $231.00       $204.00        $168.00    $102.00
                 3 Inserts per week         $344.00      $289.00       $254.00        $210.00    $127.00
                  1 Insert per week         $573.00      $481.00       $424.00        $350.00    $212.00
                          1/16 Page
                 5 Inserts per week         $139.00      $117.00       $103.00         $85.00     $51.00
                 3 Inserts per week         $173.00      $146.00       $128.00        $106.00     $64.00
                  1 Insert per week         $289.00      $243.00       $214.00        $176.00    $107.00


          Florida Lawyer                    1x           6x           12x
          ---------------                   --           --           ---
                          Full Page       $2,200.00   1x plus 15%   1x plus 20%
                           3/4 Page       $1,760.00   1x plus 15%   1x plus 20%
                           2/3 Page       $1,655.00   1x plus 15%   1x plus 20%
                          Half Page       $1,250.00   1x plus 15%   1x plus 20%
                           1/3 Page         $850.00   1x plus 15%   1x plus 20%
                       Quarter Page         $650.00   1x plus 15%   1x plus 20%
                           1/8 Page         $385.00   1x plus 15%   1x plus 20%
Color Charges
                  Spot Color (+$250)
                     4-Color (+$665)

                                   Exhibit B

                                ALM PUBLICATIONS
                                ----------------

The American Lawyer
The National Law Journal
Corporate Counsel
AmLaw Tech
Law Technology News
IP Worldwide
L Magazine
National Directory of Minority Attorneys
New York Lawyer
New York Law Journal
New Jersey Law Journal
Texas Lawyer
Blue Sheet
Miami Daily Business Review
Palm Beach Daily Business Review
Broward Daily Business Review
The Recorder
The Fulton County Daily Report
The Connecticut Law Tribune
The Legal Intelligencer
Pennsylvania Law Week
Legal Times
Delaware Law Weekly
Legal Tech (other than the two NY shows)
Selected Sponsorships with the approval of ALM

                                   Exhibit C

                             PUBLICATION DEADLINES
                             ---------------------


          Reservation & Material Deadlines, Artwork Recipients, and Electronic Image Specifications, for ALM Pubs

          Publication                        Recipient                  Res. Deadline
          -----------                        ---------                  -------------
American Lawyer, The                       Brenda Bailey         1st bus. day of the month,
            "                                    "              1 month prior to issue month

AmLaw 100 & Supplements                    Brenda Bailey


AmLaw Tech                                       "

The National Law Journal
Corporate Counsel                         Jim Sinkevitch           The 20th of the month,

            "                                    "              2 months prior to issue month
LegalTech Program Guides
IP Worldwide
Diversity & The Bar                        Edna Messick


Connecticut Law Tribune
Daily Report (Atlanta)                     Julie Mentro

            "

Delaware Law Weekly
Daily Business Review ( S. Fla.)
Florida Lawyer
L Magazine                                Jeanne Goffred          Sep/Oct issue: August 2nd

            "                                    "               Nov/Dec issue: October 9th
Law Technology News                       Martin Gonzalez          The 20th of the month,

            "                                    "              2 months prior to issue month
The Legal Intelligencer (Phila.)             Joe Gallo
Legal Times (Washington, DC)           Carson Raugh Helsper  Tues. of the week prior to pub date

National Law Journal                        Ali Cusmano          3 weeks prior to issue date

New York Law Journal                      Susan Fergusan        5 bus days prior to pub date

Pennsylvania Law Weekly                      Joe Gallo
Philadelphia Lawyer Magazine                 Joe Gallo       7 weeks Prior to pub. Date (Qtly.)

Recorder, The (San Francisco)              Tia Mignonne         5 bus days prior to pub date

Texas Lawyer                               Pat Rafferty         5 bus days prior to pub date



          Publication                            Mat. Deadline                                 Mailing Address
          -----------                            -------------                                 ---------------
American Lawyer, The                             7 days later                   345 Park Ave. South (7th Floor), NY, NY 10010
            "                                          "                                              "

AmLaw 100 & Supplements                                                         345 Park Ave. South (7th Floor), NY, NY 10010


AmLaw Tech                                                                                            "

The National Law Journal
Corporate Counsel                                7 days later                   345 Park Ave. South (7th Floor), NY, NY 10010

            "                                          "                                              "
LegalTech Program Guides
IP Worldwide
Diversity & The Bar


Connecticut Law Tribune
Daily Report (Atlanta)                                                           190 Pryor St - SouthWest, Atlanta, GA 30303

            "                                          "                                              "

Delaware Law Weekly
Daily Business Review ( S. Fla.)
Florida Lawyer
L Magazine                                 Sep/Oct issue: August 9th            345 Park Ave. South (9th Floor), NY, NY 10010

            "                             Nov/Dec issue: October 16th                                 "
Law Technology News                              14 days later                  345 Park Ave. South (7th Floor), NY, NY 10010

            "                                          "                                              "
The Legal Intelligencer (Phila.)
Legal Times (Washington, DC)          Wed. of the week prior to pub date      1730 M Street NW (Suite 802), Washington,DC 20036

National Law Journal                             7 days later                   345 Park Ave. South (7th Floor), NY, NY 10010

New York Law Journal                     3 bus days prior to pub date           345 Park Ave. South (7th Floor), NY, NY 10010

Pennsylvania Law Weekly
Philadelphia Lawyer Magazine

Recorder, The (San Francisco)            3 bus days prior to pub date         10 United Nations Plaza (3rd Floor), SF, CA 94102

Texas Lawyer                             3 bus days prior to pub date            900 Jackson St (Suite 500), Dallas, TX 75202


          Publication                     Phone #                      E-mail Address                       File Format
          -----------                     -------                      --------------                       -----------
American Lawyer, The                    212-545-6230                  bbailey@amlaw.com        Mac--Quark Xpress 3.3 (or higher), or
            "                                "                        -----------------           Adobe Photoshop, or Illustrator
                                                                   CC: jcusmano@amlaw.com
AmLaw 100 & Supplements                 212-545-6230               ----------------------
                                                                      bbailey@amlaw.com
                                                                      -----------------
AmLaw Tech                                   "                     CC: jcusmano@amlaw.com                        "
                                                                   ----------------------
The National Law Journal
Corporate Counsel                       212-545-6221                jsinkevitch@amlaw.com                   Quark Format
                                                                    ---------------------
            "                                "                                "                                  "
LegalTech Program Guides
IP Worldwide
Diversity & The Bar


Connecticut Law Tribune
Daily Report (Atlanta)                  404-521-1227         PC:      jbennit@amlaw.com                 MS Word, Acrobat, or
                                                                      -----------------
            "                                "              Mac:     applemail@yahoo.com                  Quark, Photoshop
                                                                     -------------------
Delaware Law Weekly
Daily Business Review ( S. Fla.)
Florida Lawyer
L Magazine                              212-545-5904                 jgoffred@amlaw.com            Electronic files NOT accepted
                                                                     ------------------
            "                                "                                "                                  "
Law Technology News                     212-545-6267                 mgonzalez@amlaw.com                    Quark Format
                                                                     -------------------
            "                                "                                "                                  "
The Legal Intelligencer (Phila.)
Legal Times (Washington, DC)            202-828-0304               chelsper@legaltimes.com
                                                                   -----------------------
National Law Journal                    212-545-5963                  lduggan@amlaw.com               Quark Xpress or Acrobat
                                                                      -----------------
New York Law Journal                    212-545-6266                 sferguson@amlaw.com               Image CAN NOT be color
                                                                     -------------------
Pennsylvania Law Weekly
Philadelphia Lawyer Magazine

Recorder, The (San Francisco)           415-749-5406               traffic@therecorder.com                  .PDF Format
                                                                   -----------------------
Texas Lawyer                            214-744-7711                 prafferty@amlaw.com                Quark Xpress Format
                                                                                                        -------------------


                                   Exhibit D

                             ADVERTISING GUIDELINES
                             ----------------------

American Lawyer Media         Copy Conditions/Policies/Special Rates

Subject to the terms of this Advertising Agreement:

The Publisher reserves the right to refuse or cancel any advertisement.

Space reservations may not be canceled after ad closing time and none may be considered executed unless acknowledged by the publisher or associate publisher in writing.

The publisher assumes no financial responsibility for typographical errors in an advertisement or failure to publish an advertisement.

In no event will the publisher be responsible for errors or omissions if the correct copy is not supplied by the advertiser by deadline.

The advertiser and agency, jointly and severally, shall indemnify and hold harmless the publisher, its affiliates, officers, agents, and employees against any and all claims, suits, expenses (including reasonable legal fees), and losses resulting from the publication of the advertisement, including, without limitation, claims or suits for libel, omissions, violation of right of privacy, copyright infringement, or plagiarism.

If the advertiser places fewer than the number of ads specified, it is liable for the difference between the contract rate charged and the rate applicable for the frequency actually used in accordance with the rate card (short rate).

Positioning of advertising is at the discretion of the publisher. No positions will be guaranteed except those that carry a premium. No coupon advertisements will be accepted on covers. Where appropriate, color advertisers will bump black-and-white special positions.

Advertisers and their agencies are jointly and severally responsible for advertising costs.

Advertisers and their agencies grant to American Lawyer Media, Inc. and its affiliates, the copyright in the advertisement, including full control of any lawsuits arising out of any infringing use of the advertisement.

Mechanical production charges incurred on behalf of the advertiser or its agency in the preparation of advertising materials will be billed at cost.

Advertisements produced by the publisher shall be its property and shall not be reproduced photographically or used by other publications without its consent.

Publisher assumes no responsibility or liability for any errors that may occur in connection with the publisher's reader service number or key numbers as relating to any advertisement.

The publisher reserves the right to insert the word "advertisement" above any copy.

American Lawyer Media, Inc. reserves the right to make rate changes with 30 days' notice. Orders for space and ad contracts for subsequent issues will automatically be billed at a new rate.